UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2016

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

(Exact Name of Registrant as Specified in Charter)

Switzerland	001-32938	98-0681223
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Gubelstrasse 24
Park Tower, 15th Floor

6300 Zug, Switzerland

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 41-41-768-1080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 23, 2016, Allied World Assurance Company Holdings, AG (the “Company”) delivered a memorandum (the “Memorandum”) to its staff concerning the previously announced entry by the Company into an Agreement and Plan of Merger with Fairfax Financial Holdings Limited. A copy of the Memorandum is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Additional Information About the Proposed Acquisition and Where to Find It

This communication relates to a proposed acquisition of the Company by Fairfax Financial Holdings Limited (“Fairfax”) that will become the subject of a registration statement, which will include a proxy statement/prospectus of the Company, to be filed by Fairfax with the U.S. Securities and Exchange Commission (the “SEC”) and which will provide full details of the proposed acquisition and the attendant benefits and risks. This communication is not a substitute for the proxy statement/prospectus or any other document that the Company or Fairfax may file with the SEC or send to their shareholders in connection with the proposed acquisition. Investors and security holders are urged to read the registration statement on Form F-4, including the definitive proxy statement/prospectus, and all other relevant documents filed with the SEC or sent to shareholders as they become available because they will contain important information about the proposed acquisition. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain these documents at the Company’s website (www.awac.com) or by contacting Allied World’s Corporate Secretary, attn.: Theodore Neos, at Allied World Assurance Company Holdings, AG, Park Tower, 15th floor, Gubelstrasse 24, 6300 Zug, Switzerland, or via e-mail at secretary@awac.com. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

Participants in the Solicitation

The Company, Fairfax and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies in connection with the proposed acquisition. Information about the Company’s directors and executive officers is available in the Company’s proxy statement dated March 10, 2016 for its 2016 annual general meeting of shareholders. Information about Fairfax’s directors and executive officers is available in Fairfax’s management proxy circular dated March 11, 2016 for its 2016 annual general meeting of shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the acquisition when they become available. Investors should read the definitive proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description

99.1	Memorandum, dated December 23, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

Dated: December 23, 2016	By:	/s/ Wesley D. Dupont
	Name:	Wesley D. Dupont
	Title:	Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Memorandum, dated December 23, 2016.